Exhibit 99.1

QXO Announces Launch of Concurrent Offerings of Common Stock and Depositary Shares

GREENWICH, Conn. – May 20, 2025 – QXO, Inc. (NYSE: QXO) (“QXO” or the “Company”) announced today the launch of concurrent separate underwritten public offerings of (i) shares of its common stock (“Common Stock”) and (ii) depositary shares (“Depositary Shares”), each representing a 1/20th interest in a share of new Series B Mandatory Convertible Preferred Stock (“Mandatory Convertible Preferred Stock”) of the Company (together, the “Offerings”). The aggregate gross proceeds from the Offerings are expected to be $1.0 billion. In addition, QXO intends to grant (i) the underwriters of the Common Stock Offering an option to purchase additional shares of Common Stock and (ii) the underwriters of the Depositary Shares Offering an option to purchase additional Depositary Shares, solely to cover over-allotments, if any. If exercised in full, such options are expected to result in additional aggregate gross proceeds of $150 million. The Offerings are not contingent upon each other. QXO intends to use the net proceeds from the Offerings to repay indebtedness under the Company’s senior secured term loan facility, which will strengthen the Company’s position with respect to future acquisition opportunities.

Holders of the Depositary Shares will be entitled to a proportional fractional interest in the rights and preferences of the Mandatory Convertible Preferred Stock, including conversion, dividend, liquidation and voting rights, subject to the provisions of a deposit agreement. The Mandatory Convertible Preferred Stock is expected to have a liquidation preference of $1,000 per share plus accumulated and unpaid dividends. Unless earlier converted, each outstanding share of Mandatory Convertible Preferred Stock will automatically convert, for settlement on or about May 15, 2028, into a variable number of shares of Common Stock based on the applicable conversion rate, and each Depositary Share will automatically convert into a number of shares of Common Stock equal to a proportionate fractional interest in such shares of Common Stock. The dividend rate, conversion terms and other terms of the Mandatory Convertible Preferred Stock will be determined at the time of pricing of the offering of the Depositary Shares. Currently, there is no public market for the Depositary Shares or the Mandatory Convertible Preferred Stock. QXO intends to apply to list the Depositary Shares on the New York Stock Exchange under the symbol “QXO.PRB.”

Goldman Sachs & Co. LLC and Morgan Stanley are acting as lead joint bookrunning managers for the Offerings.

Each Offering is being made by means of a prospectus supplement under QXO’s effective registration statement on Form S-3ASR, as filed with the Securities and Exchange Commission (the “SEC”).

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor does it constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale is unlawful. Each Offering may be made only by means of a prospectus supplement and accompanying prospectus. Copies of the preliminary prospectus supplements and accompanying prospectuses related to the Offerings can be obtained from Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, by telephone at 1-866-471-2526 or by email at prospectus-ny@ny.email.gs.com or from Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014.

About QXO

QXO is the largest publicly traded distributor of roofing, waterproofing and complementary building products in the United States. The company plans to become the tech-enabled leader in the $800 billion building products distribution industry and generate outsized value for shareholders. QXO is targeting $50 billion in annual revenues within the next decade through accretive acquisitions and organic growth.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals and the use of proceeds of the Offerings, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others:

•	an inability to obtain the products we distribute resulting in lost revenues and reduced margins and damaging relationships with customers;
•	a change in supplier pricing and demand adversely affecting our income and gross margins;
•	a change in vendor rebates adversely affecting our income and gross margins;
•	our inability to identify potential acquisition targets or successfully complete acquisitions on acceptable terms;
•	risks related to maintaining our safety record;
•	the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or dependence on general economic and political conditions, including inflation or deflation, interest rates, governmental subsidies or incentives, consumer confidence, labor and supply shortages, weather and commodity prices;
•	the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;

•	seasonality, weather-related conditions and natural disasters;
•	risks related to the proper functioning of our information technology systems, including from cybersecurity threats;
•	loss of key talent or our inability to attract and retain new qualified talent;
•	risks related to work stoppages, union negotiations, labor disputes and other matters associated with our labor force or the labor force of our suppliers or customers;
•	the risk that the anticipated benefits of our acquisition of Beacon Roofing Supply, Inc. (the “Beacon Acquisition”) or any future acquisition may not be fully realized or may take longer to realize than expected;
•	the effect of the Beacon Acquisition or any future acquisition on our business relationships with employees, customers or suppliers, operating results and business generally;
•	unexpected costs, charges or expenses resulting from the Beacon Acquisition or any future acquisition or difficulties in integrating and operating acquired companies;
•	the risk that the Company is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Mr. Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition and results of operations;
•	the possibility that the Company’s outstanding warrants and preferred stock may or may not be converted or exercised, and the economic impact on the Company and the holders of common stock of the Company that may result from either such exercise or conversion, including dilution, or the continuance of the preferred stock remaining outstanding, and the impact its terms, including its dividend, may have on the Company and the common stock of the Company;
•	challenges raising additional equity or debt capital from public or private markets to pursue the Company’s business plan and the effects that raising such capital may have on the Company and its business;
•	the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;
•	risks associated with periodic litigation, regulatory proceedings and enforcement actions, which may adversely affect the Company’s business and financial performance;
•	the impact of legislative, regulatory, economic, competitive and technological changes;
•	unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and
•	other factors, including those set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. QXO does not undertake any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Media Contact

Joe Checkler
joe.checkler@qxo.com
203-609-9650

Investor Contact

Mark Manduca
mark.manduca@qxo.com
203-321-3889